                                                                    EXHIBIT 10.7

                       SIXTH AMENDMENT TO CREDIT AGREEMENT

                  This SIXTH AMENDMENT TO CREDIT AGREEMENT (this "Sixth Amendment"), executed as of March 11, 1996 and effective as of December 31, 1995, is by and among CARLISLE PLASTICS, INC., a Delaware corporation, as Borrower (the "Borrower"), A&E PRODUCTS (FAR EAST) LTD., a Hong Kong corporation, PLASTICOS BAJACAL S.A. DE C.V., a Mexican corporation, RHINO-X INDUSTRIES, INC., a Delaware corporation, A&E KOREA, LTD., a Delaware corporation, and AMERICAN WESTERN CORPORATION, a Delaware corporation, collectively as the Co-Obligors (the "Co-Obligors"), and GENERAL ELECTRIC CAPITAL CORPORATION, a New York corporation, as Agent and as Lender (the "Agent").

                                    RECITALS

                  A. The parties hereto are parties to that certain Credit Agreement dated as of March 9, 1994, as amended by that certain First Amendment to Credit Agreement and Security Agreement dated as of April 14, 1994, that certain Second Amendment to Credit Agreement dated as of April 15, 1994, that certain Third Amendment to Credit Agreement dated as of October 25, 1994, that certain Fourth Amendment to Credit Agreement dated as of June 14, 1995 and that certain Fifth Amendment to Credit Agreement effective as of September 30, 1995 (as amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement"), pursuant to which Lender has made and may hereafter make loans and advances and other extensions of credit to Borrower; and

                  B. Borrower and Co-Obligors desire, and Agent is willing, to further amend certain provisions of the Credit Agreement, all on the terms and conditions set forth in this Sixth Amendment. These Recitals shall be construed as part of this Sixth Amendment.

                  NOW, THEREFORE, in consideration of the premises and the mutual covenants hereinafter contained and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                  1. Defined Terms; Loan Document. Each capitalized term used in this Sixth Amendment and not otherwise defined in this Sixth Amendment shall have the meaning ascribed thereto in Schedule A to the Credit Agreement. This Sixth Amendment shall constitute a Loan Document.

                  2. Amendments to the Credit Agreement.

                  2.1 SCHEDULE A.

                      (a) Definition of Operating Cash Flow. Schedule A to the
                  Credit Agreement is hereby amended by inserting the following definition between the definitions of "Obligations" and "Patent License" contained therein:

                      "'Operating Cash Flow' shall mean, with respect to
                  Borrower and its Subsidiaries on a consolidated basis, for any fiscal period of Borrower, the sum of (i) EBITDA minus (ii) Capital Expenditures."

                      (b) Definition of Commitment Termination Date. The
                  definition of "Commitment Termination Date" contained in Schedule A to the Credit Agreement is hereby amended by deleting the date "March 9, 1997" from the second line thereof and inserting the date "April 15, 1999" in substitution therefor.

                      2.2 SECTION (a) OF SCHEDULE 6.11. Schedule 6.11 to the Credit Agreement is hereby amended by deleting in its entirety clause
         (a) thereof and by substituting therefor the following:

                      "(a) Annual Maximum Capital Expenditures. Borrower and its
                  Subsidiaries on a consolidated basis shall not make annual Capital Expenditures during the following periods that exceed in the aggregate the amounts set forth opposite each of such periods:

                                                Aggregate Annual Maximum
            Period Covered                        Capital Expenditures
            --------------                        --------------------
January 1, 1994 through December                      $ 19,400,000
31, 1994

January 1, 1995 through December                      $ 16,000,000
31, 1995

January 1, 1996 through March 31,                     $ 18,000,000"
1999


                      2.3 SECTION (b) OF SCHEDULE 6.11. Schedule 6.11 to the Credit Agreement is hereby amended by deleting in its entirety clause
         (b) thereof and by substituting therefor the following:

                      "(b) Minimum Net Worth. Borrower and its Subsidiaries on a
                  consolidated basis shall have, as at each of the dates set forth below (and shall maintain at all times during the period from and including such date through but excluding the next date immediately succeeding such date), Net Worth equal to or greater than the amount set forth opposite such date:


                 Date                              Minimum Net Worth
                 ----                              -----------------
June 30, 1994                          The higher of $66,000,000 or Equity
                                       as of April 30, 1994

September 30, 1994                     The higher of $66,000,000 or Equity
                                       as of April 30, 1994

December 31, 1994                                    $ 68,000,000

March 31, 1995                                       $ 69,400,000

June 30, 1995                                        $ 71,300,000

September 30, 1995                                   $ 70,000,000

December 31, 1995                                    $ 40,000,000

March 31, 1996                                       $ 40,000,000

June 30, 1996                                        $ 40,000,000

September 30, 1996                                   $ 42,000,000

December 31, 1996                                    $ 44,000,000

March 31, 1997                                       $ 45,000,000

June 30, 1997                                        $ 46,000,000

September 30, 1997                                   $ 48,000,000

December 31, 1997                                    $ 49,000,000

March 31, 1998                                       $ 50,000,000

June 30, 1998                                        $ 51,000,000

September 30, 1998                                   $ 53,000,000

                 Date                              Minimum Net Worth
                 ----                              -----------------
December 31, 1998                                    $ 54,000,000

March 31, 1999                                       $ 55,000,000"

                      2.4 SECTION (c) OF SCHEDULE 6.11. Schedule 6.11 to the Credit Agreement is hereby amended by deleting in its entirety clause
         (c) thereof and by substituting therefor the following:

                      "(c) Minimum Interest and Taxes Coverage Ratio. Borrower
                  and its Subsidiaries on a consolidated basis shall have a ratio of (i) EBITDA to (ii) Interest Expense and taxes (as stated in Borrower's consolidated statement of income), in each case measured as at each of the dates set forth below, for each of the periods set forth opposite such dates, of not less than the amount set forth opposite each such period and date:

                                                        Minimum Interest and
             Date                 Period Covered        Taxes Coverage Ratio
             ----                 --------------        --------------------
June 30, 1994            July 1, 1993 through June 30,       2.2 to 1.0
                         1994

September 30, 1994       October 1, 1993 through             2.2 to 1.0
                         September 30, 1994

December 31, 1994        January 1, 1994 through             2.2 to 1.0
                         December 31, 1994

March 31, 1995           April 1, 1994 through March         2.1 to 1.0
                         31, 1995

June 30, 1995            July 1, 1994 through June 30,        2.1 to 1.0
                         1995

September 30, 1995       October 1, 1994 through             2.1 to 1.0
                         September 30, 1995

December 31, 1995        January 1, 1995 through           Not Applicable
                         December 31, 1995

January 1, 1996 through                ____                Not Applicable
March 30, 1998

March 31, 1998           April 1, 1997 through March         2.0 to 1.0
                         31, 1998

June 30, 1998            July 1, 1997 through June 30,       2.0 to 1.0
                         1998

September 30, 1998       October 1, 1997 through             2.0 to 1.0
                         September 30, 1998

December 31, 1998        January 1, 1998 through             2.0 to 1.0
                         December 31, 1998

March 31, 1999           April 1, 1998 through March         2.0 to 1.0"
                         31, 1999



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
                      2.5 SECTION (d) OF SCHEDULE 6.11. Schedule 6.11 to the Credit Agreement is hereby amended by deleting in its entirety clause
         (d) thereof and by substituting therefor the following:

                      "(d) Minimum Fixed Charges Coverage Ratio. Borrower and
                  its Subsidiaries on a consolidated basis shall have a ratio of
                  (i) EBITDA to (ii) Fixed Charges, in each case measured as at each of the dates set forth below, for each of the periods set forth opposite such dates, of not less than the amount set forth opposite each such period and date:

                                                          Minimum Fixed Charges
              Date                  Period Covered           Coverage Ratio
              ----                  --------------           --------------
June 30, 1994             July 1, 1993 through                 1.5 to 1.0
                          June 30, 1994

September 30, 1994        October 1, 1993 through              1.5 to 1.0
                          September 30, 1994

December 31, 1994         January 1, 1994 through              1.5 to 1.0
                          December 31, 1994

March 31, 1995            April 1, 1994 through March          1.4 to 1.0
                          31, 1995

June 30, 1995             July 1, 1994 through                 1.4 to 1.0
                          June 30, 1995

September 30, 1995        October 1, 1994 through              1.4 to 1.0
                          September 30, 1995

December 31, 1995         January 1, 1995 through            Not Applicable
                          December 31, 1995

January 1, 1996 through                  ____                Not Applicable
March 30, 1998

March 31, 1998            April 1, 1997 through March          1.3 to 1.0
                          31, 1998

June 30, 1998             July 1, 1997 through June 30,        1.3 to 1.0
                          1998

September 30, 1998        October 1, 1997 through              1.3 to 1.0
                          September 30, 1998

December 31, 1998         January 1, 1998 through              1.3 to 1.0
                          December 31, 1998

March 31, 1999            April 1, 1998 through March         1.3 to 1.0"
                          31, 1999


                      2.6 SECTION (e) OF SCHEDULE 6.11. Schedule 6.11 to the Credit Agreement is hereby amended by deleting in its entirety clause
         (e) thereof and by substituting therefor the following:

                      "(e) Minimum Operating Cash Flow. Borrower and its
                  Subsidiaries on a consolidated basis shall have, at each of the dates set forth below (and shall maintain at all times during the period from and including such date through but excluding the next date immediately succeeding such date), Operating Cash Flow equal to or greater than the amount set forth opposite such date:

                                                       Minimum Operating
                    Date                                   Cash Flow
                    ----                                   ---------
for the fiscal quarter ended:                           $ 4,000,000
March 31, 1996

for the two fiscal quarter period ended:                $ 9,000,000
June 30, 1996

for the three fiscal quarter period ended:              $15,000,000
September 30, 1996

for the four fiscal quarter period ended:               $22,000,000
December 31, 1996

for the four fiscal quarter period ended:               $24,000,000
March 31, 1997

for the four fiscal quarter period ended:               $24,000,000
June 30, 1997

for the four fiscal quarter period ended:               $24,000,000
September 30, 1997

for the four fiscal quarter period ended:               $24,000,000"
December 31, 1997

                      2.7 SECTION 6.16. Section 6.16 of the Credit Agreement is hereby amended by deleting in its entirety the table which is contained at the end thereof and substituting therefor the following table:

                          Fiscal Year                           Amount
                          -----------                           ------
                          1994                               $23,134,000

                          1995                               $25,448,000

                          1996                               $27,992,000

                          1997                               $30,791,000

                          1998                               $33,870,000

                  3. Conditions to Effectiveness. This Sixth Amendment shall not become effective, and Agent and Lenders shall have no obligation hereunder, until the following conditions shall have been satisfied in full, in Agent's sole discretion:

                  (a) Agent shall have received original counterparts of this Sixth Amendment, duly executed by each party hereto;

                  (b) Agent shall have received such agreements, schedules, exhibits, certificates, documents or other instruments as Agent may request; and

                  (c) on and as of the date hereof, the representations and warranties of Borrower made pursuant to Section 4 hereof shall be true, accurate and complete in all respects.

                  4. Representations and Warranties of Borrower. In order to induce Agent and Lender to enter into this Sixth Amendment, Borrower hereby makes the following representations and warranties, each of which shall survive the execution and delivery of this Sixth Amendment:

                  (a) as of the date hereof, no Default or Event of Default has occurred and is continuing and, after giving effect to this Sixth Amendment and the transactions contemplated hereby, no Default or Event of Default shall have occurred and be continuing;

                  (b) as of the date hereof and after giving effect to this Sixth Amendment and the transactions contemplated hereby, the representations and warranties of Borrower and each of the Co-Obligors contained in the Loan Documents are true, accurate and complete in all respects on and as of the date hereof to the same extent as though made on and as of the date hereof, except to the extent that any such representation or warranty expressly relates to an earlier date; and

                  (c) the execution, delivery and performance by Borrower and each of the Co-Obligors of this Sixth Amendment and each of the agreements, schedules, exhibits, certificates, documents and other instruments attached hereto, described herein or contemplated hereby to which such Person is a party are within its corporate power and have been duly authorized by all necessary corporate action on the part of such Person (including, without limitation, resolutions of the board of directors and, as applicable, the stockholders, of such Person), and this Sixth Amendment and such agreements, schedules, exhibits, certificates, documents and instruments are the legal, valid and binding obligation of each such Person enforceable against each such Person in accordance with their respective terms, except as enforceability may be limited by bankruptcy, insolvency or other similar laws affecting the rights of creditors generally or by application of general principles of equity.

                  5. Reference to and Effect on the Credit Agreement.

                  5.1 Except as specifically amended above, the Credit Agreement and each of the Schedules thereto shall remain in full force and effect and the Credit Agreement (including Schedule 6.11, Financial Covenants), as amended by this Sixth Amendment, is hereby ratified and confirmed in all respects.

                  5.2 Except to the extent the Credit Agreement has been amended by the terms hereof or as otherwise expressly provided herein, the execution, delivery and effectiveness of this Sixth Amendment shall not operate as a waiver of any right, power or remedy of Agent under the Credit Agreement or any of the other Loan Documents, or constitute a waiver of any provision of the Credit Agreement or any of the other Loan Documents.

                  5.3 Upon the effectiveness of this Sixth Amendment each reference in (a) the Credit Agreement to "this Agreement," "hereunder," "hereof," or words of similar import and (b) any other Loan Document to "the Credit Agreement," shall, in each case, mean and be a reference to the Credit Agreement (including Schedule 6.11, Financial Covenants), as amended hereby.

                  6. Miscellaneous.

                  6.1 Fees and Expenses. Borrower agrees to pay on demand all fees, costs and expenses incurred by or otherwise due to Agent in connection with the preparation, execution and delivery of this Sixth Amendment, together with all fees, costs and expenses incurred by or otherwise due to Agent prior to the date hereof which are payable by Borrower pursuant to the Credit Agreement.

                  6.2 Headings. Section headings in this Sixth Amendment are included herein for convenience of reference only and shall not constitute a part of this Sixth Amendment for any other purpose.

                  6.3 Counterparts. This Sixth Amendment may be executed in any number of separate counterparts, each of which shall collectively and separately constitute one agreement.

                  6.4 GOVERNING LAW. IN ALL RESPECTS, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, THIS SIXTH AMENDMENT AND THE OBLIGATIONS ARISING HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS AND DECISIONS OF THE STATE OF NEW YORK (WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES) APPLICABLE TO CONTRACTS MADE AND PERFORMED IN SUCH STATE, AND ANY APPLICABLE LAWS OF THE UNITED STATES OF AMERICA.


                                     * * * *

                  IN WITNESS WHEREOF, each party hereto has caused this Sixth Amendment to be duly executed and delivered by its proper and duly authorized officer. This Sixth Amendment is executed as of March 11, 1996 but shall be deemed effective as of December 31, 1995.



                                    GENERAL ELECTRIC CAPITAL CORPORATION,
                                    a New York corporation,
                                    as Agent and Lender

                                    By:      /s/ CATHERINE L. MIDKIFF
                                       -----------------------------------------
                                    Name:    Catherine L. Midkiff
                                         ---------------------------------------
                                    Title:   VP - Commercial Finance
                                          --------------------------------------



                                    CARLISLE PLASTICS, INC.,
                                    a Delaware corporation

                                    By:      /s/ CHERYL SAUTER
                                       -----------------------------------------
                                    Name:    Cheryl Sauter
                                         ---------------------------------------
                                    Title:   Treasurer
                                          --------------------------------------


                                    AMERICAN WESTERN CORPORATION,
                                    a Delaware corporation

                                    By:      /s/ CHERYL SAUTER
                                       -----------------------------------------
                                    Name:    Cheryl Sauter
                                         ---------------------------------------
                                    Title:   Treasurer
                                          --------------------------------------

                                    A&E - KOREA, LTD.,
                                    a Delaware corporation

                                    By:      /s/ LEAH SEWELL
                                       -----------------------------------------
                                    Name:    Leah Sewell
                                         ---------------------------------------
                                    Title:   V.P. Accounting
                                          --------------------------------------

                                    A&E PRODUCTS (FAR EAST) LTD.,
                                    a Hong Kong corporation

                                    By:      /s/ LEAH SEWELL
                                       -----------------------------------------
                                    Name:    Leah Sewell
                                         ---------------------------------------
                                    Title:   V.P. Accounting
                                          --------------------------------------

                                    PLASTICOS BAJACAL S.A. DE C.V.,
                                    a Mexican corporation

                                    By:      /s/ CLIFFORD A. DEUPREE
                                       -----------------------------------------
                                    Name:    Clifford A. Deupree
                                         ---------------------------------------
                                    Title:   Sole Administrator
                                          --------------------------------------

                                    RHINO-X INDUSTRIES, INC.,
                                    a Delaware corporation

                                    By:      /s/ CHERYL SAUTER
                                       -----------------------------------------
                                    Name:    Cheryl Sauter
                                         ---------------------------------------
                                    Title:   Treasurer
                                          --------------------------------------

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